UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026
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CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. £

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2026, Century Communities, Inc. (the “Company”), as borrower, entered into a First Amendment to Credit Agreement (the “First Amendment”) with the lenders party thereto and U.S. Bank National Association, as Administrative Agent, amending the Credit Agreement, dated as of November 1, 2024, among the Company, the lenders party thereto, U.S. Bank National Association, as Administrative Agent, Bank of America, N.A., JPMorgan Chase Bank, N.A. and BMO Bank N.A., as Co-Syndication Agents, Fifth Third Bank, National Association, PNC Bank, National Association and Zions Bancorporation, N.A. dba Vectra Bank Colorado, as Co-Documentation Agents, U.S. Bank National Association, as Sole Book Runner, and U.S. Bank National Association, BofA Securities, Inc., JPMorgan Chase Bank, N.A., Fifth Third Bank, National Association and PNC Bank, National Association, as Joint Lead Arrangers (as amended, supplemented or otherwise modified to the date hereof, including by the First Amendment, the “Credit Agreement”).

The First Amendment, among other things, (a) increased the aggregate commitments under the Credit Agreement to $1,200,000,000; (b) added Flagstar Bank, N.A. and Morgan Stanley Senior Funding, Inc. as new lenders; (c) provided that BMO Bank N.A. will be a Non-Extending Lender (as defined in the Credit Agreement); (d) extended the Facility Termination Date (as defined in the Credit Agreement) with respect to the Commitment of any First Amendment Extending Lender (each as defined in the Credit Agreement) to November 1, 2030; (e) eliminated the 0.10% credit spread adjustment applicable to SOFR-based borrowings under the Credit Agreement; (f) amended the tangible net worth covenant to required tangible net worth of not less than the sum of approximately $1,766,519,096, plus 50% of the net proceeds of any issuances of equity interests of the Company after June 30, 2026, plus 50% of the amount of quarterly net income of the Company and its subsidiaries after June 30, 2026; and (g) amended certain schedules and exhibits.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the complete text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item2.03	Creation of a Direct Financing Arrangement.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1*	First Amendment to Credit Agreement, dated as of September 30, 2026, by and among Century Communities, Inc., the lenders party thereto, and U.S. Bank National Association, as Administrative Agent

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL
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*
Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	CENTURY COMMUNITIES, INC.

	By:	/s/ J. Scott Dixon
Name: J. Scott Dixon
Title: Chief Financial Officer